PIONEER INTEREST SHARES, INC.

DEAR SHAREOWNERS,

This annual report to shareowners details performance of Pioneer Interest Shares for 1995. During the year, your Fund successfully pursued its objective of providing attractive current income by investing primarily in investment-grade bonds (those securities rated BBB or better by Standard & Poor's Corp. or Moody's Investors Service). The Fund benefited from a strong bond market, in which prices of bonds increased as yields fell. As a result, the Fund more than regained the ground it lost in 1994.

                            HOW YOUR FUND PERFORMED

The Fund's market price moved to $13.50 per share on December 31, 1995, from $11.75 per share one year earlier. Because your Fund is a "closed end" fund, the actual value of the securities it owns -- its net asset value, or NAV -- may be more or less than is reflected in the market price of Fund shares on any given trading day. The Fund's NAV ranged from $12.65 per share on December 31, 1994, to $13.67 at the close of 1995. In other words, the market value of the Fund on December 31, 1995, reflected a 1.2% "discount" compared to the value of the securities in the Fund's portfolio.

Over the course of the year, the Fund paid investors quarterly dividends totaling $1.08 per share. As of December 31, the Fund provided a yield of 8.00% based on market price, and 7.90% based on net asset value.

As a closed-end fund, there are two key ways to measure your Fund's total return. Looking at change in market price, the Fund's total return was 24.77% for the year, assuming all dividends were reinvested. Based on net asset value, total return was 17.36%. In comparison, the Lehman Brothers Government/Corporate Bond Index returned 19.24% over the same period.

                                MARKET OVERVIEW

The year just ended was very strong for the bond market, which rebounded from an extremely difficult 1994. In 1994, and once in February of 1995, the Federal Reserve raised key short-term interest rates with the aim of slowing the economy and heading off the possibility of inflation. In the first half of 1995, there were numerous signs that the economy was, indeed, cooling. The bond market reacted positively -- pushing up bond prices and lowering yields -- based on the belief that the Fed wouldn't have to raise rates further in the near future. As it turned out, not only did the Fed not raise rates again, on July 6 it lowered them by 0.25 percentage points and dropped rates again on December 19, by another 0.25 percentage points.

Your management believes that the bond market overreacted in 1994 -- pushing prices lower and yields higher than economic conditions merited. So, when market psychology shifted this year, the resulting bond rally was stronger than it might have been otherwise. The long-term U.S. Treasury bond provides a good example. As of December 31, 1994, the interest rate on the 30-year Treasury bond stood at 7.88%; by the end of July, the rate was 6.84%. By the end of 1995, long-term interest rates were down to 5.95%, a drop significant enough to push the prices of 30-year Treasury bonds up by 27% over the 12 months.

                      HOW PIONEER MANAGED YOUR INVESTMENT

With the strength of the bond market, buoyed by an economy with low inflation and moderate growth, your management "stayed the course," making only modest changes to the Fund's portfolio. We only change investments when we see a substantial new opportunity to help meet the Fund's goals.

As interest rates fell to their lowest levels in many years, we adjusted the portfolio to take advantage of rising prices but without disregarding the stability shorter-term securities can offer if interest rates reverse. Additionally, while long-term interest rates fell sharply, shorter-term yields declined less, meaning that we could obtain competitive yields without taking on the full risks attached to long-term bonds. By the end of 1995, the portion of the portfolio maturing in less than 5 years was 44%, versus 40% as of December 31, 1994; the average life of the portfolio shortened to 9.1 years from
11.5 years. In terms of market sectors, the Fund remained diversified across many sectors to take advantage of the variety of opportunities we found.

                          EFFECTIVE PORTFOLIO MATURITY
                     (Average Life as of December 31, 1995)

                                  [Pie Chart]

                              0-2 years           17%
                              2-5 years           27
                              5-7 years           12
                              7-10 years          13
                              10-20 years         18
                              20+ years           13


                                 LOOKING AHEAD

During recent months, the economy has given stronger signals that growth is slowing, leading many investors to expect the Federal Reserve to lower short-term rates yet again. In fact, current bond prices already reflect the expectation for lower rates. We think the Fed is likely to continue its willingness to intervene in the economy, now to stimulate growth as opposed to its restrictive stance throughout 1994 and into 1995. We are optimistic that the economy will pick up steam and avoid the significant downturns some have predicted. Your management will continue to look for opportunities that present themselves in this environment, while emphasizing current income and investment-grade quality issues.

Please refer to the following pages for audited financial statements and the complete list of portfolio holdings as of December 31, 1995. If you have any questions about your investment in Pioneer Interest Shares, Inc., contact your investment representative, or call the Fund's sub-transfer agent, Chemical Mellon Shareholder Services, at 1-800-288-9541.

Respectfully,

[JOHN F. COGAN LOGO]

John F. Cogan, Jr.
Chairman and President,
Pioneer Interest Shares, Inc.

PIONEER INTEREST SHARES, INC.
SCHEDULE OF INVESTMENTS
December 31, 1995

                 S&P/Moody's
Principal          Ratings
  Amount         (unaudited)                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                                  INVESTMENT IN SECURITIES -- 100.0%
                                  INDUSTRIALS -- 66.3%
$2,000,000        BB+/Baa3        AMR Corp., 9.75%, 2000............................................  $ 2,231,780
 2,000,000        BB+/Baa3        AMR Corp., 9.88%, 2020............................................    2,405,000
 2,000,000        BBB-/Baa3       Boise Cascade Corp., 9.90%, 2000..................................    2,223,300
 2,000,000        BBB-/Baa1       Bowater, Inc., 9.0%, 2009.........................................    2,441,240
 4,000,000        AA-/Aa3         BP America Inc., 10.0%, 2018......................................    4,532,320
 1,500,000        A/A2            Caterpillar Inc., 9.75%, 2019.....................................    1,743,150
 2,000,000        A-/A3           Chrysler Corp., 10.95%, 2017......................................    2,244,160
 3,000,000        BB+/Baa2        Delta Air Lines, Inc., 9.20%, 2014................................    3,408,630
 4,000,000        BB-/Ba1         Domtar Inc., 11.25%, 2017.........................................    4,255,000
 2,000,000        BBB-/Baa3       Federal Paper Board Co., 10.0%, 2011..............................    2,551,040
 3,000,000        BBB-/Baa2       Georgia Pacific Corp., 9.875%, 2021...............................    3,474,450
 2,000,000        BBB/Ba1         Joy Technologies Inc., 10.25%, 2003...............................    2,240,000
 2,000,000        BBB+/Baa2       Kansas City Southern Industries, 8.8%, 2022.......................    2,217,500
 2,000,000        BBB-/Baa2       M.A. Hanna Co., 9.375%, 2003......................................    2,333,780
 1,500,000        BB-/B1          Rexene Corp., 11.75%, 2004........................................    1,571,250
 5,500,000        BBB/Baa2        Shopko Stores Inc., 9.25%, 2022...................................    5,723,740
 2,000,000        BB-/B1          Stone Container, 10.75%, 2002.....................................    2,065,000
 4,000,000        BBB-/Ba1        Time Warner Inc., 9.15%, 2023.....................................    4,536,160
 1,500,000        BB-/Ba3         Unisys Corp., 13.5%, 1997.........................................    1,425,000
 4,000,000        BB+/Baa3        USX Corp., 9.375%, 2012...........................................    4,620,960
 2,000,000        BB-/B1          Viacom International Inc., 10.25%, 2001...........................    2,300,000
 2,000,000        B/B2            Weirton Steel Corp., 10.75%, 2005.................................    1,885,000
 2,000,000        BBB-/Ba1        Westinghouse Electric Corp., 8.625%, 2012.........................    2,040,040
   337,000        A/A1            Westvaco Corp., 12.3%, 2015.......................................      356,118
                                                                                                      -----------
                                      Total (Cost $61,530,652)......................................  $64,824,618
                                                                                                      -----------

                                  UTILITIES -- ELECTRIC -- 12.7%
 4,000,000        NR/Aaa          Big Rivers Electric Cooperative, 10.7%, 2017......................  $ 4,507,400
 2,000,000        BBB/Baa2        Commonwealth Edison, 9.75%, 2020..................................    2,311,520
 5,000,000        AAA/Aaa         Rural Electric Cooperative (Deseret), 10.11%, 2017................    5,600,200
                                                                                                      -----------
                                      Total (Cost $11,827,600)......................................  $12,419,120
                                                                                                      -----------


   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES, INC.
SCHEDULE OF INVESTMENTS
December 31, 1995 (Continued)

                 S&P/Moody's
Principal          Ratings
  Amount         (unaudited)                                                                             Value
-----------------------------------------------------------------------------------------------------------------
                                  UTILITIES -- NATURAL GAS -- 8.4%
$2,000,000        BB+/Baa3        Coastal Corp., 9.625%, 2012.......................................  $ 2,402,580
 2,000,000        BBB-/Baa2       Colorado Interstate Gas Co., 10.0%, 2005..........................    2,386,540
 3,000,000        BB+/Ba2         NorAm Energy Corp., 10.0%, 2019...................................    3,416,310
                                                                                                      -----------
                                      Total (Cost $7,305,640).......................................  $ 8,205,430
                                                                                                      -----------
                                  BANKS -- 1.3%
    61,402        NR/NR           Bank of America National Trust & Savings Association, 10.5%,
                                  2009..............................................................  $    62,876
 1,156,000        A/A3            Citicorp, 10.75%, 2015............................................    1,215,175
                                                                                                      -----------
                                      Total (Cost $1,302,834).......................................  $ 1,278,051
                                                                                                      -----------
                                  U.S. GOVERNMENT OBLIGATIONS -- 6.5%
 1,700,000                        U.S. Treasury Notes, 7.75%, 2001..................................  $ 1,877,174
 1,000,000                        U.S. Treasury Notes, 8.5%, 1997...................................    1,040,160
 1,500,000                        U.S. Treasury Notes, 8.75%, 2000..................................    1,703,670
 1,700,000                        U.S. Treasury Notes, 9.25%, 1996..................................    1,702,397
                                                                                                      -----------
                                      Total (Cost $6,204,047).......................................  $ 6,323,401
                                                                                                      -----------
                                  FOREIGN GOVERNMENT AND GOVERNMENT SPONSORED -- 4.8%
 4,000,000        A+/A2           Hydro-Quebec, 9.75%, 2018.........................................  $ 4,694,320
                                                                                                      -----------
                                      Total (Cost $4,345,000).......................................  $ 4,694,320
                                                                                                      -----------
                                  TOTAL INVESTMENT IN SECURITIES
                                      (COST $92,515,773) (a) (b)....................................  $97,744,940
                                                                                                      ===========

NR Not rated.

(a) At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $92,518,617 was as follows:
    Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost............................................................................  $  5,593,445
    Aggregate gross unrealized loss for all investments in which there is an excess of
    tax cost over value............................................................................      (367,122)
                                                                                                     ------------
    Net unrealized gain............................................................................  $  5,226,323
                                                                                                     ============
(b) At December 31, 1995, the Fund had a capital loss carryforward of $9,843,604 which will expire between 1997 and 2003 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended
    December 31, 1995 were as follows:

                                                                                       Purchases         Sales
                                                                                      -----------     -----------
    Long-term U.S. Government.......................................................  $15,963,480     $14,368,576
    Other Long-term Securities......................................................   31,242,150      32,291,631

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES, INC.
BALANCE SHEET
December 31, 1995

ASSETS:
Investment in securities, at value
  (cost $92,515,773; see Schedule of
  Investments and Note 1)..............  $ 97,744,940
Cash...................................        21,555
Interest receivable....................     2,291,642
Other..................................        14,525
                                         ------------
    Total assets.......................  $100,072,662
                                         ------------
LIABILITIES:
Due to affiliates (Notes 2 and 3)......  $     57,694
Accrued expenses.......................        25,572
                                         ------------
    Total liabilities..................  $     83,266
                                         ------------
NET ASSETS:
Paid-in capital (Note 1)...............  $104,606,677
Accumulated net realized loss on
  investments..........................    (9,846,448)
Net unrealized gain on investments.....     5,229,167
                                         ------------
    Total net assets (equivalent to
      $13.67 per share based on
      7,313,173 trust shares
      outstanding, $0.01 par value,
      50,000,000 shares authorized)....  $ 99,989,396
                                         ============

PIONEER INTEREST SHARES, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME (NOTE 1):
  Interest..............................  $ 8,792,793
                                          -----------
EXPENSES:
  Management fees (Note 2)..............  $   548,325
  Transfer agent fees (Note 3)..........      211,184
  Registration fees.....................       17,194
  Professional fees.....................       41,895
  Accounting (Note 2)...................       50,512
  Custodian fees........................       21,279
  Printing..............................       21,240
  Fees and expenses of nonaffiliated
    directors...........................       26,400
  Miscellaneous.........................       10,027
                                          -----------
    Total expenses......................  $   948,056
    Less fees paid indirectly (Note
      4)................................       (8,828)
                                          -----------
    Net expenses........................  $   939,228
                                          -----------
      Net investment income.............  $ 7,853,565
                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments
    (Note 1)............................  $(2,239,237)
  Change in unrealized gain on
    investments.........................    9,716,727
                                          -----------
    Net gain on investments.............  $ 7,477,490
                                          -----------
      Net increase in net assets
        resulting from operations.......  $15,331,055
                                          ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                                                                          1995            1994
                                                                                       -----------    ------------
FROM OPERATIONS:
  Net investment income............................................................    $ 7,853,565    $  8,222,730
  Net realized loss on investments.................................................     (2,239,237)     (4,301,326)
  Change in net unrealized gain (loss) on investments..............................      9,716,727      (7,602,553)
                                                                                       -----------    ------------
    Net increase (decrease) in net assets resulting from operations................    $15,331,055    $ (3,681,149)
                                                                                       -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ($1.08 and $1.13 per share, respectively)..................    $(7,856,132)   $ (8,220,163)
  Tax return of capital ($0.00 and $0.00 per share, respectively)..................        (35,747)             --
                                                                                       -----------    ------------
    Decrease in net assets resulting from distributions to shareholders............    $(7,891,879)   $ (8,220,163)
                                                                                       -----------    ------------

                                                                  Shares
                                                        --------------------------
                                                            1995           1994
                                                        -----------    -----------
FROM TRUST SHARE TRANSACTIONS:
  Net asset value of shares issued to shareholders in
    reinvestment of dividends.........................       22,993         43,509    $   297,731    $    584,110
                                                        ===========    ===========
                                                                                      -----------    ------------
    Net increase (decrease) in net assets.........................................    $ 7,736,907    $(11,317,202)
NET ASSETS:
  Beginning of year...............................................................     92,252,489     103,569,691
                                                                                      -----------    ------------
  End of year (including undistributed net investment income of $0 and $2,567,
    respectively).................................................................    $99,989,396    $ 92,252,489
                                                                                      ===========    ============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES, INC.
FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING FOR THE YEARS
PRESENTED

                                                                        For the Years Ended December 31,
                                                ---------------------------------------------------------------------------------
                                                 1995        1994        1993+         1992        1991        1990        1989
                                                -------     -------     --------     --------     -------     -------     -------
Net asset value, beginning of year............  $ 12.65     $ 14.29     $  14.09     $  14.15     $ 13.34     $ 13.73     $ 13.53
                                                -------     -------     --------     --------     -------     -------     -------
Increase (decrease) from investment
 operations -
 Net investment income........................  $  1.07     $  1.12     $   1.11     $   1.15     $  1.17     $  1.22     $  1.27
 Net realized and unrealized gain (loss) on
   investments................................     1.03       (1.63)        0.22        (0.06)       0.81       (0.39)       0.19
                                                -------     -------     --------     --------     -------     -------     -------
   Total increase (decrease) from investment
     operations...............................  $  2.10     $ (0.51)    $   1.33     $   1.09     $  1.98     $  0.83     $  1.46
Distributions to shareholders:
 From net investment income...................    (1.08)      (1.13)       (1.11)       (1.15)      (1.17)      (1.22)      (1.26)
 In excess of net investment income...........       --          --        (0.02)          --          --          --          --
                                                -------     -------     --------     --------     -------     -------     -------
Net increase (decrease) in net asset value....  $  1.02     $ (1.64)    $   0.20     $  (0.06)    $  0.81     $ (0.39)    $  0.20
                                                -------     -------     --------     --------     -------     -------     -------
Net asset value, end of year..................  $ 13.67     $ 12.65     $  14.29     $  14.09     $ 14.15     $ 13.34     $ 13.73
                                                =======     =======     ========     ========     =======     =======     =======
Market value, end of year.....................  $13.500     $11.750     $ 13.875     $ 14.750     $14.250     $12.825     $13.750
Total return*.................................    24.77%      (7.54)%       1.57%       12.24%      22.81%       0.71%      11.64%
Ratio of net operating expenses to average
 net assets...................................     0.98%++     1.03%        0.82%        0.82%       0.82%       0.84%       0.85%
Ratio of net investment income to average
 net assets...................................     8.04%++     8.46%        7.60%        8.20%       8.63%       9.16%       9.30%
Portfolio turnover rate.......................       49%         65%          61%          44%         40%         32%         62%
Net assets, end of year (in thousands)........  $99,989     $92,252     $103,570     $100,596     $99,798     $93,386     $95,383
Ratio assuming reduction for fees paid
 indirectly:
 Net operating expenses.......................     0.97%         --           --           --          --          --          --
 Net investment income........................     8.05%         --           --           --          --          --          --

 * Assumes initial investment at market value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at the market value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

 + Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.

++ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. Pioneer Interest Shares, Inc. (the Fund) is a Nebraska corporation registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek interest income by investing in a diversified portfolio of debt obligations which management considers to be of high quality.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    A. Security Valuation -- Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings, and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount is accreted daily on a straight-line basis. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has reclassified $35,747 from paid-in capital to distributions from tax return of capital. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. Dividend and Distributions -- All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of

PIONEER INTEREST SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Continued)

business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of excess over $50 million.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is $44,668 and $3,378 in management and accounting fees, respectively, payable to PMC at December 31, 1995.

3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with Chemical Mellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $9,648 in transfer agent fees payable to PSC at December 31, 1995.

4. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $8,828 under such arrangements.

PIONEER INTEREST SHARES, INC.
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF PIONEER INTEREST SHARES, INC.:

  We have audited the accompanying balance sheet, of Pioneer Interest Shares, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the years ended December 31, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the five years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares, Inc., as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1996

PIONEER INTEREST SHARES, INC.
TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED DECEMBER 31, 1995

  During the year ended December 31, 1995, the Fund paid the following distributions from net investment income:

                                                                                                          Distributions
                                                                                                               Per
To Shareholders of Record                            Payment Date                                             Share
-----------------------------------------------------------------------------------------------------------------------
March 16, 1995                                       March 31, 1995                                           $0.27
June 15, 1995                                        June 30, 1995                                             0.26
September 14, 1995                                   September 29, 1995                                        0.27
December 14, 1995                                    December 29, 1995                                         0.28
                                                                                                              -----
                                                         TOTAL                                                $1.08
                                                                                                              =====

  For purposes of the dividend exclusion, none of the $1.08 per share qualifies for the exclusion.

DIRECTORS FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF DIRECTORS AND OFFICERS (UNAUDITED)

  The aggregate direct remuneration paid by the Fund to non-affiliated directors and officers during the year ended December 31, 1995 was $22,309 plus expenses incurred in attending directors meetings of $3,955. Fees of directors who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At December 31, 1995, the directors and officers of the Fund owned beneficially 100 shares of the Fund (approximately 0% of the outstanding shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at December 31, 1995.

              PIONEER INTEREST SHARES, INC.
                     60 State Street
               Boston, Massachusetts 02109

OFFICERS                      DIRECTORS

JOHN F. COGAN, JR.            JOHN F. COGAN, JR.
Chairman and President        RICHARD H. EGDAHL, M.D.
DAVID D. TRIPPLE              MARGARET B. W. GRAHAM
Executive Vice President      JOHN W. KENDRICK
SHERMAN B. RUSS               MARGUERITE A. PIRET
Vice President                DAVID D. TRIPPLE
WILLIAM H. KEOUGH             STEPHEN K. WEST
Treasurer                     JOHN WINTHROP
JOSEPH P. BARRI
Secretary

INVESTMENT ADVISER            LEGAL COUNSEL

PIONEERING MANAGEMENT         HALE AND DORR
CORPORATION

PRINCIPAL UNDERWRITER         TRANSFER AGENT

PIONEER FUNDS                 PIONEERING SERVICES
DISTRIBUTOR, INC.             CORPORATION

CUSTODIAN                     SHAREHOLDER
                              SERVICES AND
BROWN BROTHERS                SUB-TRANSFER AGENT
HARRIMAN & CO.
                              CHEMICAL MELLON
INDEPENDENT PUBLIC            SHAREHOLDER SERVICES
ACCOUNTANTS

ARTHUR ANDERSEN LLP

Please direct your questions about
your account in Pioneer Interest
Shares to CHEMICAL MELLON SHAREHOLDER
SERVICES at 1-800-288-9541.
(Telecommunication Device for the
Deaf: 1-800-231-5469).

--------------------------------------------------------
 Contact Chemical Mellon Shareholder Services in writing
   as follows:
  FOR:                        WRITE TO:

  General inquiries, lost     PO Box 590
    dividend checks, change   Ridgefield Park, NJ 07660
    of address, account
    consolidation

  Lost stock certificates     PO Box 467
                              Washington Bridge Station
                              New York, NY 10033

  Stock transfer              PO Box 469
                              Washington Bridge Station
                              New York, NY 10033

  Dividend reinvestment       PO Box 750
    plan (DRIP)               Pittsburgh, PA 15230

 ----------------------------------------------------------

0296-2997
[registered trademark]Pioneer Funds Distributor, Inc.


                                                             [PIONEER LOGO]


                                              Pioneer
                                              Interest
                                              Shares, Inc.


                                              ANNUAL REPORT
                                              DECEMBER 31, 1995